UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 27, 2013

Date of Report

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-36060	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

(646) 443-2380

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Previous Independent Accountant

On December 27, 2013, Audit Committee of Corporate Resource Services Inc. (the “Registrant”) dismissed Rosen Seymour Shapss Martin & Company LLP (“RSSM”) as the Registrant’s independent registered public accounting firm.

The reports of RSSM on the financial statements of the Registrant for the years ended September 28, 2012 and September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended September 28, 2012 and September 30, 2011 and through December 27, 2013, there have been no: (i) disagreements with RSSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSSM, would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided RSSM with a copy of this Form 8-K, and has requested that RSSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated December 31, 2013, indicating that RSSM is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Accountant

On December 27, 2013, the Audit Committee of the Registrant engaged Crowe Horwath LLP (“Crowe Horwath”) as the Registrant’s independent registered public accounting firm effective as of January 3, 2014 (the “Engagement Date”), the date Crow Horwath completed its client acceptance procedures and formally accepted the Registrant as a client.

During the Registrant’s two most recent fiscal years and prior to the Engagement Date, the Registrant did not consult with Crowe Horwath regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits

Exhibit 16.1       Letter of Rosen Seymour Shapss Martin & Company LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2014	Corporate Resource Services, Inc.

	By:	/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 16.1	Letter of Rosen Seymour Shapss Martin & Company LLP